UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2008

DUNE ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32497	95-4737507
State of Incorporation	Commission File Number	IRS Employer I.D. Number

Two Shell Plaza, 777 Walker Street, Suite 2300, Houston, Texas 77002

Address of principal executive offices

Registrant’s telephone number: (713) 229-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 30, 2008, the independent petroleum engineering firm of DeGolyer and MacNaughton, delivered to Dune Energy, Inc. (the “Company”) its reserve report with respect to the proved oil and natural gas reserves of the Company’s existing properties in Texas and Louisiana as of December 31, 2007. The reserve report is filed herewith as Exhibit 99.1 hereto.

Attached as Exhibit 99.2 hereto is a copy of the Company’s press release, dated February 4, 2008, announcing certain information contained in the reserve report.

Item 9.01	Financial Statements and Exhibits

Exhibit	Name of Document
Exhibit 99.1	Reserve Report of independent petroleum engineering firm dated as of December 31, 2007.

Exhibit 99.2	Form of press release, dated February 4, 2008, announcing certain information contained in the reserve report of independent petroleum engineering firm dated as of December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2008	DUNE ENERGY, INC.

	By:	/s/ James A. Watt
	Name:	James A. Watt
	Title:	Chief Executive Officer

Exhibit Index

Exhibit	Name of Document
Exhibit 99.1	Reserve Report of independent petroleum engineering firm dated as of December 31, 2007.

Exhibit 99.2	Form of press release, dated February 4, 2008, announcing certain information contained in the reserve report of independent petroleum engineering firm dated as of December 31, 2007.